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                                                                   EXHIBIT 10.36

                       AMENDMENT TO EMPLOYMENT AGREEMENT

            THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Employment Agreement Amendment") is entered into this 18th day of October 2000 by and between CKE RESTAURANTS, INC. (the "Company"), on the one hand, and RORY J. MURPHY ("Employee"), on the other hand.

      WHEREAS the Company and Employee are parties to an Employment Agreement, effective as of April 9, 1999 (the "Employment Agreement"), which they mutually agree to modify as set forth herein; and

      WHEREAS The Company, through its wholly owned subsidiary Carl Karcher Enterprises, Inc. ("CKE"), and Employee or his affiliated entity are contemporaneously becoming parties to an Asset Purchase Agreement, dated October 18, 2000 (the "Asset Purchase Agreement"), pursuant to which Employee or his affiliated entity is acquiring the right to purchase substantially all of the assets used in the operation of six (6) Carl's Jr. and/or Carl's Jr./Green Burrito dual concept restaurants (collectively, the "Restaurants"); and

      WHEREAS CKE and Employee or his affiliated entity are contemporaneously becoming parties to a Management Agreement, dated October 18, 2000 (the "Management Agreement"), pursuant to which Employee or his affiliated entity is acquiring the right to manage the Restaurants before the closing of the transactions contemplated by the Asset Purchase Agreement;

      NOW THEREFORE, in consideration of the respective rights and obligations set forth in the Asset Purchase Agreement, the Management Agreement, and below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Unpaid Leave of Absence: Term. During the period of time commencing on the date of the execution of this Employment Agreement Amendment by both the Company and Employee, and ending on the earliest to occur of (a) the expiration or termination, for any reason whatsoever, of the Asset Purchase Agreement provided that Employee is not still then in possession of the Restaurants pursuant to the Management Agreement, or (b) the expiration or termination, for any reason whatsoever, of the Management Agreement, or (c) the closing of the transactions contemplated by the Asset Purchase Agreement (the "Leave of Absence Term"), Employee shall be deemed to be on an authorized leave of absence.

      2. Unpaid Leave of Absence. During the Leave of Absence Term, (a) Employee shall be deemed still to be an officer and employee of Company, but on a mutually agreed unpaid leave of absence and, accordingly, shall be relieved of all obligations under the Employment Agreement, other than those imposed by Sections 11, 12 and 13 of the Employment Agreement, (b) Employee shall not be entitled to any compensation except as set forth expressly herein, and (c) except as expressly set forth

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herein, Employee shall not be entitled to receive any officer or employee compensation and fringe benefits from Company, including, without limitation, salary or bonus, club initiations or dues, disability insurance, car allowance or insurance, and vacation or other absentee pay.

     3. Medical Coverage. During the Leave of Absence Term, Company shall continue to provide the medical and other insurance coverage heretofore available to Employee and his dependents pursuant to section 5(c) of the Employment Agreement, provided however that Employee shall pay Company its attributable costs for such continued coverage. Company shall notify Employee of the amount of these costs, which shall then be due to Company from Employee within ten (10) days of Employee's receipt of such notification.

     4. No Other Changes. Except as expressly set forth herein, the terms of the Employment Agreement remain unmodified and in effect.

     5. Counterparts. This Employment Agreement Amendment may be executed in counterpart copies, each of which shall serve as an original, but all copies of which together constitute a single agreement.

     IN WITNESS WHEREOF, the parties have executed this Employment Agreement Amendment as of the date first above written.


                                       RORY J. MURPHY

                                       /s/ RORY J. MURPHY
                                       -----------------------------------
                                       Individually

                                       CKE RESTAURANTS, INC.

                                       By:
                                           -------------------------------

                                       Its:
                                           -------------------------------


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herein, Employee shall not be entitled to receive any officer or employee compensation and fringe benefits from Company, including, without limitation, salary or bonus, club initiations or dues, disability insurance, car allowance or insurance, and vacation or other absentee pay.

     3. Medical Coverage. During the Leave of Absence Term, Company shall continue to provide the medical and other insurance coverage heretofore available to Employee and his dependents pursuant to section 5(c) of the Employment Agreement, provided however that Employee shall pay Company its attributable costs for such continued coverage. Company shall notify Employee of the amount of these costs, which shall then be due to Company from Employee within ten (10) days of Employee's receipt of such notification.

     4. No Other Changes. Except as expressly set forth herein, the terms of the Employment Agreement remain unmodified and in effect.

     5. Counterparts. This Employment Agreement Amendment may be executed in counterpart copies, each of which shall serve as an original, but all copies of which together constitute a single agreement.

     IN WITNESS WHEREOF, the parties have executed this Employment Agreement Amendment as of the date first above written.


                                            RORY J. MURPHY


                                            -----------------------------------
                                            Individually

                                            CKE RESTAURANTS, INC.

                                            By:   [SIGNATURE ILLEGIBLE]
                                            -------------------------------

                                            Its:  Senior Vice President
                                            -------------------------------


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